Exhibit 99.2

ALTERRA CAPITAL HOLDINGS LIMITED

Investor Financial Supplement

Fourth Quarter 2010
(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Alterra Capital Holdings Limited with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act 1934.

Alterra Capital Holdings Limited

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALTERRA CAPITAL HOLDINGS LIMITED

Cautionary note regarding forward-looking information

This financial supplement may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.

These factors include, but are not limited to, the following: (1) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission. Any forward-looking statements made in this financial supplement are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	For The Quarters Ended		For The Year Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income	$79,670	$62,592	$302,335	$246,215	27.3%	22.8%
Net operating income [a]	76,216	60,474	251,712	208,907	26.0%	20.5%
Operating cashflow	139,284	(56,699)	308,297	193,152	n/a	59.6%
Gross premiums written	315,398	278,333	1,410,731	1,375,001	13.3%	2.6%
Net premiums earned	342,554	207,273	1,172,486	834,356	65.3%	40.5%
Total assets	9,917,288	7,339,746	9,917,288	7,339,746	35.1%	35.1%
Total shareholders’ equity	2,918,270	1,564,633	2,918,270	1,564,633	86.5%	86.5%

PER SHARE
Basic earnings per share
Net income	$0.70	$1.10	$3.19	$4.32
Net operating income [a]	0.67	1.06	2.66	3.66
Diluted earnings per share
Net income	$0.69	$1.08	$3.17	$4.26
Net operating income [a]	0.66	1.04	2.64	3.62

Weighted average shares outstanding - basic	113,968,287	57,090,930	94,682,279	57,006,908
Weighted average shares outstanding - diluted	114,831,467	58,035,775	95,459,375	57,767,137

Book value per common share [b]	$26.30	$28.01	$26.30	$28.01	(6.1%)	(6.1%)
Diluted book value per share (treasury stock method) [b]	25.99	27.36	25.99	27.36	(5.0%)	(5.0%)
Diluted tangible book value per share (treasury stock method) [b]	25.46	26.51	25.46	26.51	(4.0%)	(4.0%)

RATIOS
Annualized return on average shareholders’ equity [c]	10.7%	16.1%	12.3%	17.6%
Annualized net operating return on average shareholders’ equity [c]	10.2%	15.5%	10.2%	14.9%

Loss ratio [d]	52.5%	55.9%	56.1%	62.4%
Acquisition cost ratio [d]	15.7%	11.1%	16.0%	12.1%
General and administrative expense ratio [d]	16.6%	14.2%	13.6%	13.6%
Combined ratio [d]	84.8%	81.2%	85.7%	88.1%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized and unrealized gains and losses on non-hedge fund investments, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 33.
[c]	For detailed calculations see page 30.
[d]	For property and casualty business only.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$905,606	$925,752	$741,684	$690,246	$702,278
Fixed maturities, trading, at fair value	244,872	243,158	230,251	219,332	228,696
Fixed maturities, available for sale, at fair value	5,392,643	5,425,955	5,451,969	3,158,131	3,007,356
Fixed maturities, held to maturity, at amortized cost	940,104	954,623	871,651	954,696	1,005,947
Other investments, at fair value	378,128	411,275	436,757	325,359	318,073
Accrued interest income	75,414	73,622	67,561	51,906	57,215
Premiums receivable	588,537	664,603	780,025	617,560	567,301
Losses and benefits recoverable from reinsurers	956,115	976,819	962,442	1,023,224	1,001,373
Deferred acquisition costs	111,901	106,728	89,881	72,195	65,648
Prepaid reinsurance premiums	149,252	173,140	207,102	232,947	190,613
Trades pending settlement	32,393	24,364	—	—	76,031
Goodwill and intangible assets	59,076	60,670	60,670	48,686	48,686
Other assets	83,247	78,225	74,943	79,924	70,529

Total assets	$9,917,288	$10,118,934	$9,974,936	$7,474,206	$7,339,746

LIABILITIES
Property and casualty losses	$3,906,134	$3,847,366	$3,772,622	$3,220,357	$3,178,094
Life and annuity benefits	1,275,580	1,299,190	1,209,031	1,306,916	1,372,513
Deposit liabilities	147,612	147,212	147,727	149,028	152,629
Funds withheld from reinsurers	121,107	119,859	120,324	138,984	140,079
Unearned property and casualty premiums	905,487	1,015,831	1,090,323	690,013	628,161
Reinsurance balances payable	102,942	122,184	295,979	168,329	146,085
Accounts payable and accrued expenses	99,680	90,282	81,846	61,955	67,088
Trades pending settlement	—	—	39,641	35,033	—
Bank loans	—	—	200,000	—	—
Senior notes	440,476	440,473	90,476	90,475	90,464

Total liabilities	6,999,018	7,082,397	7,047,969	5,861,090	5,775,113

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 110,963,160 shares issued and outstanding	110,963	115,899	118,643	56,980	55,867
Additional paid-in capital	2,026,045	2,113,732	2,157,700	744,466	752,309
Accumulated other comprehensive income	98,946	190,325	102,718	49,822	25,431
Retained earnings	682,316	616,581	547,906	761,848	731,026

Total shareholders’ equity	2,918,270	3,036,537	2,926,967	1,613,116	1,564,633

Total liabilities and shareholders’ equity	$9,917,288	$10,118,934	$9,974,936	$7,474,206	$7,339,746

Book value per share	$26.30	$26.20	$24.67	$28.31	$28.01

Diluted book value per share (treasury stock method)	$25.99	$25.88	$24.55	$27.86	$27.36

Diluted tangible book value per share (treasury stock method)	$25.46	$25.37	$24.04	$27.02	$26.51

Debt-to-capital ratio [a]	13.1%	12.7%	9.0%	5.3%	5.5%

[a]	Calculated as debt, being bank loans and senior notes, divided by shareholders’ equity plus debt.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010 [f]	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
REVENUES
Gross premiums written	$315,398	$325,213	$398,981	$371,139	$278,333	$372,065
Reinsurance premiums ceded	(77,617)	(60,611)	(79,715)	(153,220)	(103,143)	(114,196)

Net premiums written	$237,781	$264,602	$319,266	$217,919	$175,190	$257,869

Earned premiums	$445,683	$436,244	$391,723	$304,997	$325,078	$409,572
Earned premiums ceded	(103,129)	(93,812)	(98,463)	(110,757)	(117,805)	(108,073)

Net premiums earned	342,554	342,432	293,260	194,240	207,273	301,499

Net investment income	61,080	59,711	53,277	48,390	44,668	44,226
Net realized and unrealized gains (losses) on investments	9,825	15,411	(14,786)	6,422	17,325	(88,951)

Total other-than-temporary impairment losses	(3,918)	(90)	(1,167)	(698)	(125)	—
Portion of loss recognized in other comprehensive income (loss) before taxes	2,144	(61)	867	278	(800)	—

Net impairment losses recognized in earnings	(1,774)	(151)	(300)	(420)	(925)	—

Net realized gain on retirement of senior notes	—	—	—	—	111	2,245
Other income	2,862	1,327	275	344	(196)	457

Total revenues	414,547	418,730	331,726	248,976	268,256	259,476

LOSSES AND EXPENSES
Net losses and loss expenses	179,047	191,012	159,817	124,965	114,870	115,160
Claims and policy benefits	18,551	15,060	13,943	17,659	16,976	164,351
Acquisition costs	53,563	60,859	48,798	24,244	23,188	16,635
Interest expense	7,866	7,551	7,916	4,942	6,685	15,542
Net foreign exchange (gains) losses	(382)	3,353	(634)	(2,452)	702	7,889
Merger and acquisition expenses	500	550	(54,570)	4,744	(224)	(544)
General and administrative expenses	76,759	56,650	50,649	36,528	38,458	34,468

Total losses and expenses	335,904	335,035	225,919	210,630	200,655	353,501

INCOME (LOSS) BEFORE TAXES	78,643	83,695	105,807	38,346	67,601	(94,025)

Income tax (benefit) expense	(1,027)	858	2,360	1,965	5,009	58

NET INCOME (LOSS)	79,670	82,837	103,447	36,381	62,592	(94,083)

Change in net unrealized gains and losses on fixed maturities, net of tax	(87,633)	74,383	60,525	34,131	(16,085)	118,821
Foreign currency translation adjustment	(3,746)	13,224	(7,629)	(9,740)	(86)	(17,471)

COMPREHENSIVE (LOSS) INCOME	$(11,709)	$170,444	$156,343	$60,772	$46,421	$7,267

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	52.5%	56.0%	54.6%	64.6%	55.9%	74.9%
Acquisition cost ratio [b]	15.7%	17.8%	16.6%	12.5%	11.1%	11.2%
General and administrative expense ratio [c]	16.6%	12.2%	12.1%	13.4%	14.2%	13.5%

Combined ratio	84.8%	86.0%	83.3%	90.5%	81.2%	99.6%

Basic earnings per share	$0.70	$0.71	$1.14	$0.64	$1.10	$(1.67)
Diluted earnings per share	$0.69	$0.70	$1.13	$0.63	$1.08	$(1.67)
Net operating income per share - diluted [d]	$0.66	$0.64	$0.64	$0.71	$1.04	$(1.52)

Annualized ROAE [e]	10.7%	11.1%	17.8%	9.2%	16.1%	(29.5%)
Annualized Net Operating ROAE [e]	10.2%	10.2%	10.1%	10.2%	15.5%	(26.8%)

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 32 for calculation of net operating income per share - diluted.
[e]	See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[f]	Includes the results for Harbor Point Limited (“Harbor Point”) from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	YEAR ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
REVENUES
Gross premiums written	$1,410,731	$1,375,001	$1,254,250
Reinsurance premiums ceded	(371,163)	(480,481)	(414,047)

Net premiums written	$1,039,568	$894,520	$840,203

Earned premiums	$1,578,647	$1,318,949	$1,170,248
Earned premiums ceded	(406,161)	(484,593)	(356,738)

Net premiums earned	1,172,486	834,356	813,510

Net investment income	222,458	169,741	181,624
Net realized and unrealized gains (losses) on investments	16,872	81,765	(234,965)

Total other-than-temporary impairment losses	(5,873)	(5,315)	(16,887)
Portion of loss recognized in other comprehensive income (loss) before taxes	3,228	2,237	—

Net impairment losses recognized in earnings	(2,645)	(3,078)	(16,887)

Net realized gain on retirement of senior notes	—	111	2,245
Other income	4,808	2,903	1,458

Total revenues	1,413,979	1,085,798	746,985

LOSSES AND EXPENSES
Net losses and loss expenses	654,841	493,599	393,745
Claims and policy benefits	65,213	101,093	301,526
Acquisition costs	187,464	96,874	52,379
Interest expense	28,275	21,339	36,089
Net foreign exchange (gains) losses	(115)	(5,772)	9,873
Merger and acquisition expenses	(48,776)	(31,566)	2,944
General and administrative expenses	220,586	153,995	124,515

Total losses and expenses	1,107,488	829,562	921,071

INCOME (LOSS) BEFORE TAXES	306,491	256,236	(174,086)

Income tax expense	4,156	10,021	1,232

NET INCOME (LOSS)	302,335	246,215	(175,318)

Change in net unrealized gains and losses on fixed maturities, net of tax	81,406	50,544	9,882
Foreign currency translation adjustment	(7,891)	20,286	(34,940)

COMPREHENSIVE INCOME (LOSS)	$375,850	$317,045	$(200,376)

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	56.1%	62.4%	68.9%
Acquisition cost ratio [b]	16.0%	12.1%	9.2%
General and administrative expense ratio [c]	13.6%	13.6%	13.8%

Combined ratio	85.7%	88.1%	91.9%

Net income per share - basic	$3.19	$4.32	$(3.10)
Net income per share - diluted	$3.17	$4.26	$(3.10)
Net operating income per share - diluted	$2.64	$3.62	$(2.54)

Annualized ROAE [d]	12.3%	17.6%	(12.3%)
Annualized Net Operating ROAE [d]	10.2%	14.9%	(10.1%)

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 30 for calculation of annualized return on average shareholders’ equity (ROAE) and annualized net operating ROAE
[e]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$101,116	$110,620	$77,745	$23,980	$313,461	$1,937	$—	$315,398
Reinsurance premiums ceded	(51,700)	(2,908)	(20,984)	(1,859)	(77,451)	(166)	—	(77,617)

Net premiums written	$49,416	$107,712	$56,761	$22,121	$236,010	$1,771	$—	$237,781

Earned premiums	$98,024	$215,261	$82,828	$47,633	$443,746	$1,937	$—	$445,683
Earned premiums ceded	(41,104)	(21,082)	(28,883)	(11,894)	(102,963)	(166)	—	(103,129)

Net premiums earned	56,920	194,179	53,945	35,739	340,783	1,771	—	342,554

Net investment income	6,495	17,965	1,282	4,246	29,988	12,084	19,008	61,080
Net realized and unrealized gains (losses) on investments	227	276	—	(3,893)	(3,390)	3,981	9,234	9,825
Net impairment losses recognized in earnings	—	—	—	—	—	—	(1,774)	(1,774)
Other income	—	(216)	68	2,006	1,858	357	647	2,862

Total revenues	63,642	212,204	55,295	38,098	369,239	18,193	27,115	414,547

Net losses and loss expenses	31,842	97,639	35,723	13,843	179,047	—		179,047
Claims and policy benefits	—	—	—	—	—	18,551	—	18,551
Acquisition costs	1,628	38,406	8,755	4,853	53,642	(79)	—	53,563
Interest expense	416	781	—	—	1,197	(501)	7,170	7,866
Net foreign exchange (gains) losses	—	(271)	—	65	(206)	—	(176)	(382)
Merger and acquisition expenses	—	—	—	—	—	—	500	500
General and administrative expenses	9,782	24,714	9,582	12,186	56,264	1,088	19,407	76,759

Total losses and expenses	43,668	161,269	54,060	30,947	289,944	19,059	26,901	335,904

Income (loss) before taxes	$19,974	$50,935	$1,235	$7,151	$79,295	$(866)	$214	$78,643

Loss ratio [a]	55.9%	50.3%	66.2%	38.7%	52.5%
Acquisition cost ratio [b]	2.9%	19.8%	16.2%	13.6%	15.7%
General and administrative expense ratio [c]	17.2%	12.7%	17.8%	34.1%	16.6%

Combined ratio	76.0%	82.8%	100.2%	86.4%	84.8%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	55.9%	50.3%	66.2%	38.7%	52.5%
Acquisition cost ratio	2.9%	19.8%	16.2%	13.6%	15.7%
General and administrative expense ratio	17.2%	12.7%	17.8%	34.1%	16.6%

Combined ratio	76.0%	82.8%	100.2%	86.4%	84.8%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	21.8%	5.0%	0.2%	16.3%	8.3%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	77.7%	55.3%	66.4%	55.0%	60.8%
Acquisition cost ratio	2.9%	19.8%	16.2%	13.6%	15.7%
General and administrative expense ratio	17.2%	12.7%	17.8%	34.1%	16.6%

Combined ratio	97.8%	87.8%	100.4%	102.7%	93.1%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED DECEMBER 31, 2009 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Historical Harbor Point [b]

UNDERWRITING RATIOS

Loss ratio	47.0%	63.3%	57.9%	44.1%	55.9%	41.2%
Acquisition cost ratio	0.5%	18.0%	5.8%	14.0%	11.1%	21.9%
General and administrative expense ratio	12.2%	8.3%	35.6%	17.3%	14.2%	11.5%

Combined ratio	59.7%	89.6%	99.3%	75.4%	81.2%	74.6%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	26.7%	12.2%	2.3%	14.1%	15.0%	8.7%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	73.7%	75.5%	60.2%	58.2%	70.9%	49.9%
Acquisition cost ratio	0.5%	18.0%	5.8%	14.0%	11.1%	21.9%
General and administrative expense ratio	12.2%	8.3%	35.6%	17.3%	14.2%	11.5%

Combined ratio	86.4%	101.8%	101.6%	89.5%	96.2%	83.3%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Provided for informational purposes only.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$101,116	$70,271	$132,312	$66,421	$125,040	$113,080
Reinsurance premiums ceded	(51,700)	(34,075)	(46,257)	(38,576)	(66,007)	(64,999)

Net premiums written	$49,416	$36,196	$86,055	$27,845	$59,033	$48,081

Earned premiums	$98,024	$96,777	$99,874	$97,041	$109,381	$92,988
Earned premiums ceded	(41,104)	(41,097)	(43,676)	(47,246)	(53,417)	(48,134)

Net premiums earned	56,920	55,680	56,198	49,795	55,964	44,854

Net investment income	6,495	6,209	6,261	6,169	6,014	5,124
Net realized and unrealized gains (losses) on investments	227	188	(103)	306	893	(9,923)
Other income	—	771	—	(11)	—	—

Total revenues	63,642	62,848	62,356	56,259	62,871	40,055

Net losses and loss expenses	31,842	23,775	35,927	37,279	26,326	33,331
Acquisition costs	1,628	1,265	797	(309)	270	(865)
Interest expense	416	80	240	234	781	—
General and administrative expenses	9,782	6,435	6,501	5,897	6,798	5,049

Total losses and expenses	43,668	31,555	43,465	43,101	34,175	37,515

Income before taxes	$19,974	$31,293	$18,891	$13,158	$28,696	$2,540

Loss ratio	55.9%	42.7%	63.9%	74.9%	47.0%	74.3%
Acquisition cost ratio	2.9%	2.3%	1.4%	(0.6%)	0.5%	(1.9%)
General and administrative expense ratio	17.2%	11.5%	11.6%	11.8%	12.2%	11.2%

Combined ratio	76.0%	56.5%	76.9%	86.1%	59.7%	83.6%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010 [a]	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$110,620	$124,004	$119,578	$154,851	$66,732	$42,025
Reinsurance premiums ceded	(2,908)	(2,524)	(13,348)	(45,351)	569	(7,288)

Net premiums written	$107,712	$121,480	$106,230	$109,500	$67,301	$34,737

Earned premiums	$215,261	$213,510	$174,729	$95,743	$111,440	$115,494
Earned premiums ceded	(21,082)	(15,533)	(19,054)	(15,958)	(13,867)	(26,549)

Net premiums earned	194,179	197,977	155,675	79,785	97,573	88,945

Net investment income	17,965	17,495	13,708	10,904	10,613	8,272
Net realized and unrealized gains (losses) on investments	276	197	(97)	318	2,073	(21,458)
Other income	(216)	61	155	—	—	—

Total revenues	212,204	215,730	169,441	91,007	110,259	75,759

Net losses and loss expenses	97,639	117,671	82,441	50,065	61,718	68,423
Acquisition costs	38,406	45,069	32,673	14,966	17,578	16,154
Interest expense	781	1,149	3,357	1,701	4,191	5,134
Net foreign exchange (gains) losses	(271)	1,478	489	—	—	—
General and administrative expenses	24,714	17,580	14,820	8,959	8,174	6,567

Total losses and expenses	161,269	182,947	133,780	75,691	91,661	96,278

Income (loss) before taxes	$50,935	$32,783	$35,661	$15,316	$18,598	$(20,519)

Loss ratio	50.3%	59.4%	53.0%	62.7%	63.3%	76.9%
Acquisition cost ratio	19.8%	22.8%	21.0%	18.8%	18.0%	18.2%
General and administrative expense ratio	12.7%	8.9%	9.5%	11.2%	8.3%	7.4%

Combined ratio	82.8%	91.1%	83.5%	92.7%	89.6%	102.5%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT SELECTED FINANCIAL INFORMATION [a] (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Gross premiums written	$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

Net premiums earned	194,179	197,977	226,291	215,050	230,516	238,953	221,120	220,103

Net losses and loss expenses	97,639	117,671	136,158	129,727	108,941	113,625	118,613	115,706

Acquisition costs	38,406	45,069	47,179	42,689	46,708	50,167	42,586	43,280

General and administrative expenses	24,714	17,580	16,527	16,824	23,680	19,726	18,520	19,201

Loss ratio	50.3%	59.4%	60.2%	60.3%	47.3%	47.6%	53.6%	52.6%
Acquisition cost ratio	19.8%	22.8%	20.8%	19.9%	20.3%	21.0%	19.3%	19.7%
General and administrative expense ratio	12.7%	8.9%	7.3%	7.8%	10.2%	8.2%	8.4%	8.7%

Combined ratio	82.8%	91.1%	88.3%	88.0%	77.8%	76.8%	81.3%	81.0%

[a]	This information is based on historical Alterra reinsurance segment financial information adjusted to include Harbor Point historical financial information as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions and to reflect the amortization of certain acquisition accounting fair value adjustments.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$77,745	$71,871	$97,487	$76,887	$66,210	$60,191
Reinsurance premiums ceded	(20,984)	(21,513)	(6,852)	(49,227)	(36,517)	(37,376)

Net premiums written	$56,761	$50,358	$90,635	$27,660	$29,693	$22,815

Earned premiums	$82,828	$79,200	$76,032	$73,890	$71,061	$43,502
Earned premiums ceded	(28,883)	(27,770)	(28,588)	(39,977)	(42,886)	(27,803)

Net premiums earned	53,945	51,430	47,444	33,913	28,175	15,699

Net investment income	1,282	1,295	1,315	1,341	1,438	1,672
Net realized and unrealized gains (losses) on investments	—	30	(1)	—	84	—
Other income	68	337	97	5	42	163

Total revenues	55,295	53,092	48,855	35,259	29,739	17,534

Net losses and loss expenses	35,723	32,199	29,052	21,363	16,312	10,936
Acquisition costs	8,755	6,880	9,135	3,674	1,628	980
General and administrative expenses	9,582	9,975	7,986	8,472	10,034	6,636

Total losses and expenses	54,060	49,054	46,173	33,509	27,974	18,552

Income (loss) before taxes	$1,235	$4,038	$2,682	$1,750	$1,765	$(1,018)

Loss ratio	66.2%	62.6%	61.2%	63.0%	57.9%	69.7%
Acquisition cost ratio	16.2%	13.4%	19.3%	10.8%	5.8%	6.2%
General and administrative expense ratio	17.8%	19.4%	16.8%	25.0%	35.6%	42.3%

Combined ratio	100.2%	95.4%	97.3%	98.8%	99.3%	118.2%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008 [a]

Gross premiums written	$23,980	$57,734	$48,802	$72,117	$18,344	$8,844
Reinsurance premiums ceded	(1,859)	(2,397)	(13,233)	(19,959)	(921)	(4,294)

Net premiums written	$22,121	$55,337	$35,569	$52,158	$17,423	$4,550

Earned premiums	$47,633	$45,424	$40,286	$37,460	$31,189	$9,663
Earned premiums ceded	(11,894)	(9,310)	(7,120)	(7,469)	(7,368)	(5,349)

Net premiums earned	35,739	36,114	33,166	29,991	23,821	4,314

Net investment income	4,246	2,256	3,035	2,017	1,172	542
Net realized and unrealized (losses) gains on investments	(3,893)	883	(1,284)	(182)	3	508
Other income	2,006	177	173	178	183	160

Total revenues	38,098	39,430	35,090	32,004	25,179	5,524

Net losses and loss expenses	13,843	17,367	12,397	16,258	10,514	2,470
Acquisition costs	4,853	7,474	6,070	5,767	3,339	981
Net foreign exchange losses (gains)	65	2,089	(1,182)	(2,709)	69	(382)
General and administrative expenses	12,186	7,806	5,826	2,713	4,116	2,525

Total losses and expenses	30,947	34,736	23,111	22,029	18,038	5,594

Income (loss) before taxes	$7,151	$4,694	$11,979	$9,975	$7,141	$(70)

Loss ratio	38.7%	48.1%	37.4%	54.2%	44.1%	57.3%
Acquisition cost ratio	13.6%	20.7%	18.3%	19.2%	14.0%	22.7%
General and administrative expense ratio	34.1%	21.6%	17.5%	9.1%	17.3%	58.5%

Combined ratio	86.4%	90.4%	73.2%	82.5%	75.4%	138.5%

[a]	The results of operations for the Alterra at Lloyd’s segment are consolidated only from November 6, 2008, the date Alterra at Lloyd’s was acquired.

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$1,937	$1,333	$802	$863	$2,007	$147,925
Reinsurance premiums ceded	(166)	(102)	(25)	(107)	(267)	(239)

Net premiums written	$1,771	$1,231	$777	$756	$1,740	$147,686

Earned premiums	$1,937	$1,333	$802	$863	$2,007	$147,925
Earned premiums ceded	(166)	(102)	(25)	(107)	(267)	(238)

Net premiums earned	1,771	1,231	777	756	1,740	147,687

Net investment income	12,084	12,182	12,420	13,099	13,367	10,126
Net realized and unrealized gains (losses) on investments	3,981	3,321	(1,860)	5,916	8,192	(42,170)
Other income	357	(43)	—	(28)	(120)	—

Total revenues	18,193	16,691	11,337	19,743	23,179	115,643

Claims and policy benefits	18,551	15,060	13,943	17,659	16,976	164,351
Acquisition costs	(79)	171	123	146	373	(615)
Interest expense	(501)	2,311	2,676	1,363	525	4,722
General and administrative expenses	1,088	577	642	657	606	644

Total losses and expenses	19,059	18,119	17,384	19,825	18,480	169,102

(Loss) income before taxes	$(866)	$(1,428)	$(6,047)	$(82)	$4,699	$(53,459)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:		FOR THE QUARTERS ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Property & Casualty:
Insurance:
Aviation	S	$22,677	$8,247	$6,615	$2,349	$39,520	$31,164
Excess Liability	L	18,703	14,384	33,198	23,648	26,683	26,933
Professional Liability	L	47,737	36,673	65,216	27,573	45,059	42,575
Property	S	11,999	10,967	27,283	12,851	13,778	12,408

		101,116	70,271	132,312	66,421	125,040	113,080

Reinsurance [a]:
Agriculture	S	$(1,406)	(2,665)	(2,513)	35,806	2,212	234
Auto	S	22,585	10,251	66	—	—	—
Aviation	S	2,596	15,313	8,561	4,822	9,380	3,809
Credit/ Surety	S	1,118	2,569	(1,491)	—	—	—
General Casualty	L	17,658	18,505	(857)	13,051	5,781	1,926
Marine & Energy	S	(1,549)	8,826	5,004	4,100	3,599	4,877
Medical Malpractice	L	19,554	(3,131)	7,813	27,155	11,086	12,578
Other	S	520	1,183	92	989	29	(914)
Professional Liability	L	28,538	37,965	32,005	11,919	25,609	9,412
Property	S	6,296	34,859	61,058	45,933	(2,375)	1,506
Whole Account	S/L	426	(232)	2,362	2,573	2,947	2,425
Workers’ Compensation	L	14,284	561	7,478	8,503	8,464	6,172

		110,620	124,004	119,578	154,851	66,732	42,025

U.S. Specialty:
General Liability	L	$28,572	25,566	27,625	23,014	18,756	16,989
Marine	S	17,758	15,637	17,996	16,063	15,443	12,944
Professional Liability	L	2,928	3,613	3,667	2,246	576	—
Property	S	28,487	27,055	48,199	35,564	31,435	30,258

		77,745	71,871	97,487	76,887	66,210	60,191

Alterra at Lloyd’s [b]:
Accident & Health	S	$5,570	5,919	6,022	13,410	1,245	408
Aviation	S	5,224	3,946	2,565	4,403	2,611	—
Financial Institutions	L	384	8,130	4,846	6,088	5,446	4,062
International Casualty	L	2,213	4,095	6,182	13,684	—	—
Professional Liability	L	4,204	4,330	4,161	6,896	5,290	2,928
Property	S	5,946	26,945	25,026	27,636	3,752	1,446
Surety	S	439	4,369	—	—	—	—

		23,980	57,734	48,802	72,117	18,344	8,844

Aggregate Property & Casualty		$313,461	$323,880	$398,179	$370,276	$276,326	$224,140

Life & Annuity:
Annuity		$1,129	$—	$6	$—	$—	$146,734
Life		808	1,333	796	863	2,007	1,191

Aggregate Life & Annuity		1,937	1,333	802	863	2,007	147,925

Aggregate Property & Casualty and Life & Annuity		$315,398	$325,213	$398,981	$371,139	$278,333	$372,065

[a] Includes the results for Harbor Point from May 12, 2010. [b] Includes the results for Alterra at Lloyd’s from November 6, 2008.

S = Short tail lines		$128,473	$173,305	$205,664	$205,213	$122,103	$99,353
L = Long tail lines		184,988	150,575	192,515	165,064	154,224	124,788

Aggregate Property & Casualty		$313,461	$323,880	$398,179	$370,276	$276,326	$224,140

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA ALTERRA REINSURANCE SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS [a] (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:		FOR THE QUARTERS ENDED
		Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

Agriculture	S	$(1,406)	$(2,665)	$(4,643)	$55,944	$2,153	$(96)	$(262)	$91,196
Auto	S	22,585	10,251	14,359	18,063	19,531	12,828	11,288	15,148
Aviation	S	2,596	15,313	8,586	6,191	9,395	18,154	10,760	4,509
Credit/ Surety	S	1,118	2,569	1,530	23,555	9,058	369	2,440	8,828
General Casualty	L	17,658	18,505	6,724	42,398	15,607	31,167	10,225	36,892
Marine & Energy	S	(1,549)	8,826	5,220	21,128	4,033	8,565	(3,731)	37,799
Medical Malpractice	L	19,554	(3,131)	6,424	33,804	11,093	7,077	21,783	36,417
Other	S	520	1,183	294	5,664	168	(57)	485	3,011
Professional Liability	L	28,538	37,965	51,615	55,812	37,407	60,373	53,705	50,629
Property	S	6,296	34,859	96,745	138,958	2,260	34,240	118,581	142,118
Whole Account	S/L	426	(232)	3,095	47,135	6,578	4,569	18,503	5,369
Workers’ Compensation	L	14,284	561	7,197	11,966	8,164	33,693	19,161	29,225

Aggregate Pro Forma Reinsurance Segment		$110,620	$124,004	$197,146	$460,618	$125,447	$210,882	$262,938	$461,141

[a]	This information is based on historical Alterra reinsurance segment gross premiums written adjusted to include Harbor Point historical gross premiums written as though the amalgamation with Harbor Point had occurred on January 1, 2009. The financial information also includes adjustments to eliminate any intercompany transactions.

The pro forma information is provided for informational purposes only. The pro forma information does not necessarily represent results that would have occurred if the amalgamation with Harbor Point had occurred on January 1, 2009, nor is it necessarily indicative of future results.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–YEAR ENDED DECEMBER 31, 2010 (Unaudited) [d]

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance

Gross premiums written	$370,120	$509,053	$323,990	$202,633	$1,405,796	$4,935	$—	$1,410,731
Reinsurance premiums ceded	(170,608)	(64,131)	(98,576)	(37,448)	(370,763)	(400)	—	(371,163)

Net premiums written	$199,512	$444,922	$225,414	$165,185	$1,035,033	$4,535	$—	$1,039,568

Earned premiums	$391,716	$699,243	$311,950	$170,803	$1,573,712	$4,935	$—	$1,578,647
Earned premiums ceded	(173,123)	(71,627)	(125,218)	(35,793)	(405,761)	(400)	—	(406,161)

Net premiums earned	218,593	627,616	186,732	135,010	1,167,951	4,535	—	1,172,486

Net investment income	25,134	60,072	5,233	11,554	101,993	49,785	70,680	222,458
Net realized and unrealized gains (losses) on investments	618	694	29	(4,476)	(3,135)	11,358	8,649	16,872
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,645)	(2,645)
Other income	760	—	507	2,534	3,801	286	721	4,808

Total revenues	245,105	688,382	192,501	144,622	1,270,610	65,964	77,405	1,413,979

Net losses and loss expenses	128,823	347,816	118,337	59,865	654,841	—	—	654,841
Claims and policy benefits	—	—	—	—	—	65,213	—	65,213
Acquisition costs	3,381	131,114	28,444	24,164	187,103	361	—	187,464
Interest expense	970	6,988	—	—	7,958	5,849	14,468	28,275
Net foreign exchange losses (gains)	—	1,696	—	(1,737)	(41)	—	(74)	(115)
Merger and acquisition expenses	—	—	—	—	—	—	(48,776)	(48,776)
General and administrative expenses	28,615	66,073	36,015	28,531	159,234	2,964	58,388	220,586

Total losses and expenses	161,789	553,687	182,796	110,823	1,009,095	74,387	24,006	1,107,488

Income (loss) before taxes	$83,316	$134,695	$9,705	$33,799	$261,515	$(8,423)	$53,399	$306,491

Loss ratio [a]	58.9%	55.4%	63.4%	44.3%	56.1%
Acquisition cost ratio [b]	1.6%	20.9%	15.2%	17.9%	16.0%
General and administrative expense ratio [c]	13.1%	10.5%	19.3%	21.2%	13.6%

Combined ratio	73.6%	86.8%	97.9%	83.4%	85.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2010 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance [b]	U.S. Specialty	Alterra at Lloyd’s	Total

UNDERWRITING RATIOS

Loss ratio	58.9%	55.4%	63.4%	44.3%	56.1%
Acquisition cost ratio	1.6%	20.9%	15.2%	17.9%	16.0%
General and administrative expense ratio	13.1%	10.5%	19.3%	21.2%	13.6%

Combined ratio	73.6%	86.8%	97.9%	83.4%	85.7%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	20.7%	7.1%	0.4%	11.1%	9.0%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	79.6%	62.5%	63.8%	55.4%	65.1%
Acquisition cost ratio	1.6%	20.9%	15.2%	17.9%	16.0%
General and administrative expense ratio	13.1%	10.5%	19.3%	21.2%	13.6%

Combined ratio	94.3%	93.9%	98.3%	94.5%	94.7%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[b]	Includes the results for Harbor Point from May 12, 2010.

CONSOLIDATED UNDERWRITING RATIOS - YEAR ENDED DECEMBER 31, 2009 (Unaudited)

	Property & Casualty
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Historical Harbor Point [c]

UNDERWRITING RATIOS

Loss ratio	64.3%	65.6%	61.5%	46.2%	62.4%	44.3%
Acquisition cost ratio	(0.6%)	18.3%	7.3%	19.1%	12.1%	21.5%
General and administrative expense ratio	11.9%	8.2%	30.7%	21.0%	13.6%	9.5%

Combined ratio	75.6%	92.1%	99.5%	86.3%	88.1%	75.3%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	20.0%	8.3%	(1.1%)	6.5%	9.9%	4.7%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	84.3%	73.9%	60.4%	52.7%	72.3%	49.0%
Acquisition cost ratio	(0.6%)	18.3%	7.3%	19.1%	12.1%	21.5%
General and administrative expense ratio	11.9%	8.2%	30.7%	21.0%	13.6%	9.5%

Combined ratio	95.6%	100.4%	98.4%	92.8%	98.0%	80.0%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.
[c]	Provided for informational purposes only.

ALTERRA CAPITAL HOLDINGS LIMITED

INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$370,120	$427,767	$389,368
Reinsurance premiums ceded	(170,608)	(212,083)	(198,098)

Net premiums written	$199,512	$215,684	$191,270

Earned premiums	$391,716	$417,090	$371,080
Earned premiums ceded	(173,123)	(211,127)	(189,125)

Net premiums earned	218,593	205,963	181,955

Net investment income	25,134	22,875	18,437
Net realized and unrealized gains (losses) on investments	618	4,430	(23,499)
Other income	760	1,238	1,112

Total revenues	245,105	234,506	178,005

Net losses and loss expenses	128,823	132,355	142,150
Acquisition costs	3,381	(1,233)	(2,810)
Interest expense	970	781	—
General and administrative expenses	28,615	24,623	21,101

Total losses and expenses	161,789	156,526	160,441

Income before taxes	$83,316	$77,980	$17,564

Loss ratio	58.9%	64.3%	78.1%
Acquisition cost ratio	1.6%	(0.6%)	(1.5%)
General and administration expense ratio	13.1%	11.9%	11.6%

Combined ratio	73.6%	75.6%	88.2%

ALTERRA CAPITAL HOLDINGS LIMITED

REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$509,053	$489,028	$419,509
Reinsurance premiums ceded	(64,131)	(80,005)	(92,421)

Net premiums written	$444,922	$409,023	$327,088

Earned premiums	$699,243	$476,434	$426,157
Earned premiums ceded	(71,627)	(88,578)	(84,366)

Net premiums earned	627,616	387,856	341,791

Net investment income	60,072	40,220	36,069
Net realized and unrealized gains (losses) on investments	694	10,540	(51,096)
Other income	—	12	—

Total revenues	688,382	438,628	326,764

Net losses and loss expenses	347,816	254,474	218,749
Acquisition costs	131,114	71,074	51,328
Interest expense	6,988	6,591	7,516
Net foreign exchange losses	1,696	—	—
General and administrative expenses	66,073	31,778	28,548

Total losses and expenses	553,687	363,917	306,141

Income before taxes	$134,695	$74,711	$20,623

Loss ratio	55.4%	65.6%	64.0%
Acquisition cost ratio	20.9%	18.3%	15.0%
General and administration expense ratio	10.5%	8.2%	8.4%

Combined ratio	86.8%	92.1%	87.4%

[a]	Includes the results for Harbor Point from May 12, 2010.

ALTERRA CAPITAL HOLDINGS LIMITED

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$323,990	$285,478	$194,353
Reinsurance premiums ceded	(98,576)	(155,096)	(118,710)

Net premiums written	$225,414	$130,382	$75,643

Earned premiums	$311,950	$256,670	$121,172
Earned premiums ceded	(125,218)	(154,568)	(77,374)

Net premiums earned	186,732	102,102	43,798

Net investment income	5,233	5,987	7,235
Net realized and unrealized gains (losses) on investments	29	232	(523)
Other income	507	314	303

Total revenues	192,501	108,635	50,813

Net losses and loss expenses	118,337	62,812	30,376
Acquisition costs	28,444	7,501	3,039
General and administrative expenses	36,015	31,229	27,235

Total losses and expenses	182,796	101,542	60,650

Income (loss) before taxes	$9,705	$7,093	$(9,837)

Loss ratio	63.4%	61.5%	69.4%
Acquisition cost ratio	15.2%	7.3%	6.9%
General and administration expense ratio	19.3%	30.7%	62.2%

Combined ratio	97.9%	99.5%	138.5%

ALTERRA CAPITAL HOLDINGS LIMITED

ALTERRA AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008 [a]

Gross premiums written	$202,633	$128,973	$8,844
Reinsurance premiums ceded	(37,448)	(32,884)	(4,294)

Net premiums written	$165,185	$96,089	$4,550

Earned premiums	$170,803	$125,000	$9,663
Earned premiums ceded	(35,793)	(29,907)	(5,349)

Net premiums earned	135,010	95,093	4,314

Net investment income	11,554	4,388	542
Net realized and unrealized (losses) gains on investments	(4,476)	2,590	508
Other income	2,534	658	160

Total revenues	144,622	102,729	5,524

Net losses and loss expenses	59,865	43,958	2,470
Acquisition costs	24,164	18,136	981
Net foreign exchange gains	(1,737)	(5,055)	(382)
General and administrative expenses	28,531	19,972	2,525

Total losses and expenses	110,823	77,011	5,594

Income (loss) before taxes	$33,799	$25,718	$(70)

Loss ratio	44.3%	46.2%	57.3%
Acquisition cost ratio	17.9%	19.1%	22.7%
General and administration expense ratio	21.2%	21.0%	58.5%

Combined ratio	83.4%	86.3%	138.5%

[a]	Includes the results for Alterra at Lloyd’s from November 6, 2008.

ALTERRA CAPITAL HOLDINGS LIMITED

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Gross premiums written	$4,935	$43,755	$242,176

Reinsurance premiums ceded	(400)	(413)	(524)

Net premiums written	$4,535	$43,342	$241,652

Earned premiums	$4,935	$43,755	$242,176
Earned premiums ceded	(400)	(413)	(524)

Net premiums earned	4,535	43,342	241,652

Net investment income	49,785	50,993	40,058
Net realized and unrealized gains (losses) on investments	11,358	37,338	(100,921)
Other income	286	(120)	—

Total revenues	65,964	131,553	180,789

Claims and policy benefits	65,213	101,093	301,526
Acquisition costs	361	1,396	(159)
Interest expense	5,849	3,328	6,818
General and administrative expenses	2,964	2,786	2,917

Total losses and expenses	74,387	108,603	311,102

(Loss) income before taxes	$(8,423)	$22,950	$(130,313)

ALTERRA CAPITAL HOLDINGS LIMITED

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:		FOR THE YEARS ENDED
		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Property & Casualty:
Insurance:
Aviation	S	$39,888	$69,834	$53,034
Excess Liability	L	89,933	113,767	123,490
Professional Liability	L	177,199	179,904	159,140
Property	S	63,100	64,262	53,704

		370,120	427,767	389,368

Reinsurance [a]:
Agriculture	S	29,222	89,550	80,454
Auto	S	32,902	—	—
Aviation	S	31,292	34,715	31,555
Credit/ Surety	S	2,196	—	—
General Casualty	L	48,357	29,185	10,165
Marine & Energy	S	16,381	18,321	12,769
Medical Malpractice	L	51,391	67,483	77,133
Other	S	2,784	2,297	1,934
Professional Liability	L	110,427	71,531	38,718
Property	S	148,146	87,039	99,280
Whole Account	S/L	5,129	11,456	12,906
Workers’ Compensation	L	30,826	77,451	54,595

		509,053	489,028	419,509

U.S. Specialty:
General Liability	L	104,777	87,782	59,838
Marine	S	67,454	61,360	38,667
Professional Liability	L	12,454	576	—
Property	S	139,305	135,760	95,848

		323,990	285,478	194,353

Alterra at Lloyd’s [b]:
Accident & Health	S	30,921	22,602	408
Aviation	S	16,138	2,611	—
Financial Institutions	L	19,448	23,822	4,062
International Casualty	L	26,174	—	—
Professional Liability	L	19,591	19,889	2,928
Property	S	85,553	60,049	1,446
Surety	S	4,808	—	—

		202,633	128,973	8,844

Aggregate Property & Casualty		$1,405,796	$1,331,246	$1,012,074

Life & Annuity:
Annuity		$1,135	$—	$239,555
Life		3,800	43,755	2,621

Aggregate Life & Annuity		4,935	43,755	242,176

Aggregate Property & Casualty and Life & Annuity		$1,410,731	$1,375,001	$1,254,250

[a]	Includes the results for Harbor Point from May 12, 2010.
[b]	Includes the results for Alterra at Lloyd’s from November 6, 2008.

S = Short tail lines	$712,655	$654,128	$475,552
L = Long tail lines	693,141	677,118	536,522

Aggregate Property & Casualty	$1,405,796	$1,331,246	$1,012,074

ALTERRA CAPITAL HOLDINGS LIMITED

AMALGAMATION WITH HARBOR POINT (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

Number of Harbor Point common shares (including unvested restricted Harbor Point common shares) outstanding at May 12, 2010		16,542,489

Exchange ratio		3.7769
Total Alterra common shares issued [a]		62,479,281
Closing price of Alterra common shares on May 12, 2010		$22.98

Purchase price before adjustments for stock based compensation		1,435,774
Fair value of Harbor Point options and Harbor Point warrants outstanding at May 12, 2010		74,278
Unrecognized compensation on unvested Harbor Point options and restricted Harbor Point common shares		(28,265)

Total purchase price		$1,481,787

Fair value of assets acquired:
Cash and investments	2,662,968
Net premiums receivables	354,496
Other assets	30,149

Tangible assets acquired		3,047,613

Fair value of intangible assets		12,200

Fair value of liabilities acquired:
Net loss reserves	836,677
Net unearned premiums	370,500
Other liabilities	275,061

Liabilities acquired		1,482,238

Negative goodwill gain		$95,788

[a]	Adjusted for rounding

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

	Carrying Value				Fair Value
Type of Investment	As of Dec. 31, 2010	Investment Distribution	As of Dec. 31, 2009	Investment Distribution	As of Dec. 31, 2010	Investment Distribution	As of Dec. 31, 2009	Investment Distribution

Cash and cash equivalents	$905,606	11.5%	$702,278	13.4%	$905,606	11.4%	$702,278	13.3%

U.S. government and agencies	995,546	12.7%	525,427	10.0%	995,546	12.5%	525,427	9.9%
Non-U.S. governments	79,111	1.0%	82,027	1.5%	79,111	1.0%	82,027	1.6%
Corporate securities	2,735,366	34.8%	1,375,999	26.2%	2,735,366	34.5%	1,375,999	26.0%
Municipal securities	238,014	3.0%	83,658	1.6%	238,014	3.0%	83,658	1.6%
Asset-backed securities	86,937	1.1%	102,006	1.9%	86,937	1.1%	102,006	1.9%
Residential mortgage-backed securities	1,168,390	14.9%	763,974	14.5%	1,168,390	14.7%	763,974	14.4%
Commercial mortgage-backed securities	334,151	4.3%	302,961	5.8%	334,151	4.2%	302,961	5.7%

Fixed maturities carried at fair value	$5,637,515	71.7%	$3,236,052	61.5%	$5,637,515	71.0%	$3,236,052	61.2%

Other investments carried at fair value	$378,128	4.8%	$318,073	6.0%	$380,668	4.8%	$318,073	6.0%

Total investments carried at fair value	$6,921,249	88.0%	$4,256,403	80.9%	$6,923,789	87.2%	$4,256,403	80.5%

U.S. government and agencies	$29,687	0.4%	$14,050	0.3%	$30,200	0.4%	$13,535	0.3%
Non-U.S. governments	538,274	6.8%	573,250	10.9%	587,053	7.4%	584,284	11.0%
Corporate securities	371,143	4.7%	418,647	7.9%	397,261	5.0%	435,732	8.2%
Asset-backed securities	1,000	0.0%	—	—	998	0.0%	—	—

Fixed maturities carried at amortized cost	$940,104	12.0%	$1,005,947	19.1%	$1,015,512	12.8%	$1,033,551	19.5%

Total invested assets	$7,861,353	100.0%	$5,262,350	100.0%	$7,939,301	100.0%	$5,289,954	100.0%

As of December 31, 2010, the weighted average book yield of the cash and fixed maturities portfolio was 3.21%, and the weighted average duration was 4.2 years.

Credit Ratings	As of Dec. 31, 2010	Ratings Distribution	As of Dec. 31, 2009	Ratings Distribution	As of Dec. 31, 2010	Ratings Distribution	As of Dec. 31, 2009	Ratings Distribution

U.S. government and agencies [a]	$2,060,116	31.3%	$1,214,895	28.6%	$2,060,116	31.0%	$1,214,895	28.5%
AAA	1,076,680	16.4%	720,364	17.0%	1,076,680	16.2%	720,364	16.9%
AA	657,867	10.0%	325,997	7.7%	657,867	9.9%	325,997	7.6%
A	1,353,945	20.6%	731,723	17.2%	1,353,945	20.4%	731,723	17.1%
BBB	226,849	3.4%	100,841	2.4%	226,849	3.4%	100,841	2.4%
BB	32,021	0.5%	34,781	0.8%	32,021	0.5%	34,781	0.8%
B or lower	230,037	3.5%	107,451	2.5%	230,037	3.5%	107,451	2.5%

Fixed maturities carried at fair value	$5,637,515	85.7%	$3,236,052	76.3%	$5,637,515	84.7%	$3,236,052	75.8%

U.S. government and agencies	29,687	0.5%	14,050	0.3%	30,200	0.5%	13,535	0.3%
AAA	641,437	9.8%	717,954	16.9%	699,598	10.5%	734,595	17.2%
AA	113,140	1.7%	101,675	2.4%	118,276	1.8%	105,296	2.5%
A	141,683	2.2%	158,141	3.7%	151,127	2.3%	165,172	3.9%
BBB	12,744	0.2%	12,672	0.3%	14,764	0.2%	13,478	0.3%
BB	—	—	—	—	—	—	—	—
B or lower	1,413	0.0%	1,455	0.1%	1,547	0.0%	1,475	0.0%

Fixed maturities carried at amortized cost	$940,104	14.3%	$1,005,947	23.7%	$1,015,512	15.3%	$1,033,551	24.2%

Total fixed maturities	$6,577,619	100.0%	$4,241,999	100.0%	$6,653,027	100.0%	$4,269,603	100.0%

[a]	Included within US government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,064,570 (December 31, 2009: $689,468) Percentage totals may not add due to rounding.

	Quarter Ended Dec. 31, 2010	Quarter Ended Sept. 30, 2010	Quarter Ended June 30, 2010	Quarter Ended Mar. 31, 2010	Quarter Ended Dec. 31, 2009	Quarter Ended Dec. 31, 2008
Net investment income	$61,080	$59,711	$53,277	$48,390	$44,668	$44,226

Realized and unrealized (losses) gains on trading fixed maturities	(3,893)	883	(1,284)	(182)	3	508
Net realized gains (losses) on available for sale fixed maturities	5,816	6,395	2,425	838	3,234	(1,456)
Change in fair value of hedge funds	5,465	4,820	(3,323)	7,370	13,555	(87,933)
Change in fair value of non-hedge fund other investments	2,437	3,313	(12,604)	(1,604)	533	(70)

Net realized and unrealized gains (losses) on investments	$9,825	$15,411	$(14,786)	$6,422	$17,325	$(88,951)

Net impairment losses recognized in earnings	$(1,774)	$(151)	$(300)	$(420)	$(925)	$—

ALTERRA CAPITAL HOLDINGS LIMITED

INVESTMENT PORTFOLIO (Unaudited)

(Expressed in thousands of United States Dollars)

				Periodic Rate of Return
		As of		Last 3 Months	Year to Date	Last 12 months	Last 60 months*
		Dec. 31, 2010

Cash and fixed maturities		$7,483,225		(1.37%)	5.51%	5.51%	4.89%

Convertible arbitrage		$—		0.00%	0.00%	0.00%	0.48%
Distressed securities		35,815		2.64%	7.60%	7.60%	7.07%
Diversified arbitrage		27,892		6.12%	13.65%	13.65%	(1.99%)
Emerging markets		13,044		2.07%	5.85%	5.85%	5.37%
Event-driven arbitrage		30,175		1.61%	(5.85%)	(5.85%)	4.34%
Fixed income arbitrage		—		0.00%	1.53%	1.53%	15.37%
Fund of funds		42,849		3.06%	4.61%	4.61%	0.91%
Global macro		49,700		1.82%	8.14%	8.14%	5.86%
Long / short credit		10,037		2.24%	6.49%	6.49%	5.90%
Long / short equity		82,065		1.53%	4.44%	4.44%	5.61%
Opportunistic		2,680		(0.02%)	(3.07%)	(3.07%)	(10.34%)

Hedge funds **		294,257		1.57%	4.27%	4.27%	3.22%

Catastrophe bonds		47,248
Derivatives		4,356
Structured deposits		26,809
Equity investments		5,458

Other investments		$378,128

Total invested assets		$7,861,353

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]				3.59%	5.67%	5.67%	2.43%

Hedge Fund Performance History – 60 months ended December 31, 2010

Monthly performance	2010	2009	2008	2007	2006
January	0.79%	2.13%	(1.37%)	1.28%	2.75%
February	0.17%	0.65%	1.83%	1.50%	0.39%
March	1.02%	(0.76%)	(2.58%)	1.90%	1.22%
April	0.88%	(0.84%)	(0.13%)	2.30%	1.89%
May	(0.73%)	2.45%	2.51%	2.59%	(1.74%)
June	(0.83%)	1.53%	0.93%	0.85%	(0.66%)
July	0.36%	1.40%	(4.12%)	0.99%	(0.71%)
August	(0.28%)	0.78%	(2.14%)	(1.62%)	0.02%
September	1.28%	1.71%	(7.31%)	1.85%	(2.04%)
October	0.81%	1.53%	(4.85%)	4.15%	1.37%
November	0.45%	0.35%	(1.75%)	0.10%	1.81%
December	0.30%	0.77%	(1.92%)	(0.13%)	1.96%

Quarterly performance
Q1	1.99%	2.00%	(2.15%)	4.75%	4.41%
Q2	(0.69%)	3.14%	3.33%	5.83%	(0.54%)
Q3	1.35%	3.94%	(13.03%)	1.18%	(2.72%)
Q4	1.57%	2.66%	(8.31%)	4.11%	5.22%

Period return	4.27%	12.27%	(19.38%)	16.78%	6.30%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as of February 3, 2011
*	Annualized
**	Net of all fees

ALTERRA CAPITAL HOLDINGS LIMITED

LARGEST 25 CORPORATE HOLDINGS (Unaudited)

(Expressed in thousands of United States Dollars)

	As of Dec. 31, 2010
	Amortized	Fair
Issuer	Cost	Value

JP Morgan Chase & Co	69,845	71,806
European Investment Bank	57,260	61,547
General Electric	58,730	59,975
Wells Fargo & Co	54,547	55,526
Lloyds Banking Group Plc	52,176	53,020
Bank of America Corp	51,324	51,837
Kreditanstalt Fuer Wiederaufbau	46,753	50,001
Morgan Stanley	46,346	47,778
Goldman Sachs Group Inc	43,194	43,851
Novartis AG	38,334	39,542
Verizon Communications Inc	37,314	38,758
Credit Suisse Group	38,011	38,505
Pfizer Inc	34,991	36,321
Citigroup Inc	36,595	36,283
BP plc	34,552	34,977
AT&T Inc	33,024	33,751
Pepsico Inc	32,045	33,193
UBS AG	27,246	29,567
Roche Holdings AG	26,983	28,481
Metlife Inc	26,391	27,251
Berkshire Hathaway Inc	24,288	24,921
HSBC Holdings Plc	24,416	24,912
Wal-Mart Stores Inc	23,533	23,965
Network Rail Ltd	22,446	23,832
Conoco Philips	21,829	23,145

	$962,173	$992,745

ALTERRA CAPITAL HOLDINGS LIMITED

SHAREHOLDER RETURN ANALYSIS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008

Income and Return on Equity:
Net income (loss)	$79,670	$62,592	$302,335	$246,215	$(175,318)

Net operating income (loss)	$76,216	$60,474	$251,712	$208,907	$(143,752)

Average shareholders’ equity	$2,977,404	$1,555,654	$2,467,429	$1,398,872	$1,426,927

Annualized return on average shareholders’ equity [a]	10.7%	16.1%	12.3%	17.6%	(12.3%)
Annualized net operating return on average shareholders’ equity [a]	10.2%	15.5%	10.2%	14.9%	(10.1%)

Book value and dividends per share:

Diluted book value per share			$25.99	$27.36	$22.46

Dividends paid per share			$2.94	$0.38	$0.36

Change in diluted book value per share			(5.0%)	21.8%	(12.2%)

Dividend payout ratio [b]			22.4%	1.7%	1.3%

Total return to shareholders [c]			17.4%	23.5%	(10.9%)

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the quarterly average shareholders’ equity balances. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the quarterly average shareholders’ equity balances. The average shareholders’ equity for the year ended December 31, 2010 has been weighted to include Harbor Point from May 12, 2010.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

ALTERRA CAPITAL HOLDINGS LIMITED

EARNINGS PER SHARE INFORMATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009

Net income available to common shareholders	$79,670	$62,592	$302,335	$246,215

Denominator:
Weighted average shares - basic
Outstanding [a]	113,807,820	56,687,373	94,426,055	56,615,080
Unvested restricted share units	160,467	403,557	256,224	391,828

	113,968,287	57,090,930	94,682,279	57,006,908

Share equivalents:
Warrants	600,014	720,029	537,399	608,161
Options	150,375	220,437	183,258	150,669
Employee stock purchase plan	4,514	4,379	2,301	1,399
Non participating restricted shares	108,277	—	54,138	—

Weighted average shares - diluted [b]	114,831,467	58,035,775	95,459,375	57,767,137

Basic earnings per share	$0.70	$1.10	$3.19	$4.32

Diluted earnings per share	$0.69	$1.08	$3.17	$4.26

[a]	Includes weighted average unvested participating restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

ALTERRA CAPITAL HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	FOR THE QUARTERS ENDED		FOR THE YEARS ENDED
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Before Tax
Net income	$78,643	$67,601	$306,491	$256,236
Net realized and unrealized (gains) losses on non-hedge fund investments, before tax [a]	(2,627)	(2,064)	65	(2,173)
Foreign exchange (gains) losses, before tax	(382)	702	(115)	(5,772)
Merger and acquisition expenses, before tax	500	(224)	(48,776)	(31,566)

Net operating income	76,134	66,015	257,665	216,725

Net of tax
Net income	$79,670	$62,592	$302,335	$246,215
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(3,537)	(2,576)	(865)	(1,411)
Foreign exchange (gains) losses, net of tax	(417)	682	363	(4,331)
Merger and acquisition expenses, net of tax	500	(224)	(50,121)	(31,566)

Net operating income	76,216	60,474	251,712	208,907

Weighted average shares outstanding:
Basic	113,968,287	57,090,930	94,682,279	57,006,908
Diluted	114,831,467	58,035,775	95,459,375	57,767,137

Basic per share data
Earnings per share	$0.70	$1.10	$3.19	$4.32
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(0.03)	(0.05)	(0.01)	(0.02)
Foreign exchange (gains) losses, net of tax	—	0.01	0.01	(0.08)
Merger and acquisition expenses, net of tax	—	—	(0.53)	(0.56)

Net operating income per share	$0.67	$1.06	$2.66	$3.66

Diluted per share data
Diluted earnings per share	$0.69	$1.08	$3.17	$4.26
Net realized and unrealized (gains) losses on non-hedge fund investments, net of tax [a]	(0.03)	(0.05)	(0.01)	(0.02)
Foreign exchange (gains) losses, net of tax	—	0.01	0.01	(0.07)
Merger and acquisition expenses, net of tax	—	—	(0.53)	(0.55)

Net operating income per diluted share	$0.66	$1.04	$2.64	$3.62

[a]	Net realized and unrealized losses (gains) on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and income from equity method investments.

ALTERRA CAPITAL HOLDINGS LIMITED

BOOK VALUE PER SHARE (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	As of Dec. 31, 2010	As of Dec. 31, 2009

Price per share at period end	$21.64	$22.30

Shareholders’ equity	$2,918,270	$1,564,633

Goodwill and intangible assets	$59,076	$48,686

Tangible book value	$2,859,194	$1,515,947

Basic common shares outstanding [a]	110,963,160	55,867,125

Add: unvested restricted stock units	167,971	406,514

Add: dilutive impact of warrants outstanding	1,036,442	683,163

Add: dilutive impact of options outstanding	123,395	221,656

Diluted shares outstanding [b]	112,290,968	57,178,458

Basic book value per share	$26.30	$28.01
Diluted book value per share	$25.99	$27.36

Basic tangible book value per share	$25.77	$27.13
Diluted tangible book value per share	$25.46	$26.51

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

ALTERRA CAPITAL HOLDINGS LIMITED

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share, annualized net operating return on average shareholders’ equity, tangible book value per share and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The reconciliation of such measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized and unrealized gains or losses on non- hedge fund investments (this includes net realized and unrealized gains or losses on trading securities, net realized gains or losses on available for sale securities, net impairment losses recognized in earnings, changes in fair value of investment derivatives, catastrophe bonds, structured deposits and earnings from equity method investments), after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized and unrealized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. Tangible book value is defined as shareholders’ equity excluding goodwill and intangible assets. Tangible book value per share and diluted tangible book value per share is defined as the tangible book value divided by the common shares outstanding or diluted common shares outstanding, respectively. These non-GAAP measures allow management to assess how the Company has performed in terms of wealth generated for its shareholders.

ALTERRA CAPITAL HOLDINGS LIMITED

Pro Forma Combined - Alterra Capital Holdings Limited and Harbor Point Limited

Selected Financial Information

The following presentation is for informational purposes only

ALTERRA CAPITAL HOLDINGS LIMITED

PRO FORMA COMBINED STATEMENTS OF INCOME [a] (unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	Mar. 31, 2009

REVENUES
Gross premiums written	$476,550	$676,905	$337,048	$382,650	$564,251	$662,432
Reinsurance premiums ceded	(81,333)	(159,515)	(81,627)	(73,703)	(126,503)	(168,155)

Net premiums written	$395,217	$517,390	$255,421	$308,947	$437,748	$494,277

Net premiums earned	$368,061	$338,332	$347,833	$351,245	$366,130	$317,598

Net investment income	61,562	64,583	60,668	60,068	59,636	58,943
Net realized and unrealized (losses) gains on investments	(13,734)	13,280	18,004	29,622	22,462	20,722
Net impairment losses recognized in earnings	(300)	(420)	(925)	(139)	(2,014)	—
Net realized gain on retirement of senior notes	—	—	111	—	—	—
Other income	339	480	189	964	1,193	1,799

Total revenues	415,928	416,255	425,880	441,760	447,407	399,062

LOSSES AND EXPENSES
Net losses and loss expenses	213,517	210,543	166,573	181,064	186,301	178,130
Claims and policy benefits	13,943	17,659	16,976	14,378	55,407	14,332
Acquisition costs	64,315	53,998	54,042	59,613	53,317	47,611
Interest expense	8,061	5,226	6,978	6,292	5,146	4,351
Net foreign exchange (gains) losses	(1,622)	(869)	789	(116)	(5,571)	(1,911)
Merger and acquisition expenses	—	—	—	(41,350)	4,785	5,223
General and administrative expenses	60,137	51,611	66,157	57,048	53,979	57,508

Total losses and expenses	358,351	338,168	311,515	276,929	353,364	305,244

INCOME BEFORE TAXES	57,577	78,087	114,365	164,831	94,043	93,818

Income tax expense	4,294	1,311	5,686	2,910	3,206	1,990

NET INCOME	53,283	76,776	108,679	161,921	90,837	91,828

[a]	The information presented above is on a combined pro forma basis (after the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments). The pro forma financial information is provided for informational purposes only, to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred at the beginning of each calendar year presented. The pro forma data does not necessarily represent results that would have occurred if the amalgamation had taken place at the beginning of each calendar year presented, nor is it necessarily indicative of the future results.